Exhibit 99.1

MTECH ACQUISITION CORP. COMPLETES MERGER WITH MJ FREEWAY LLC TO FORM AKERNA CORP.

Combination Creates Leading Nasdaq-Listed Compliance Technology Company in the Cannabis Space

NEW YORK—June 17, 2019—MTech Acquisition Corp. (NASDAQ: MTEC) (“MTech”), the first US-listed Special Purpose Acquisition Company (SPAC) focused on acquiring a business ancillary to the cannabis industry, and MJ Freeway LLC (“MJ Freeway”), a leading seed-to-sale regulatory compliance technology provider and developer of the cannabis industry’s first enterprise resource planning (ERP) platform, announced they have completed their previously announced business combination—becoming the first compliance technology company in the cannabis space to be traded on Nasdaq.

The business combination was approved at a meeting of MTech stockholders today. In connection with the transaction, MTech and MJ Freeway combined to form Akerna Corp. (“Akerna”). The shares of common stock and warrants of Akerna will begin trading on The Nasdaq Stock Market tomorrow, June 18, 2019, under the symbols “KERN” and “KERNW,” respectively.

MJ Freeway Co-Founder & Chief Executive Officer (CEO) Jessica Billingsley will lead Akerna and is the first CEO to bring a regulatory compliance technology company in the cannabis space to Nasdaq. She stated, “As legalization of cannabis expands across the world, we believe it is imperative that businesses, patients, consumers, and governments have the tracking and compliance technology they need to make informed decisions and comply with applicable regulations. We believe Akerna is well suited to meet these needs with the ability to scale rapidly across the world and offer a robust and innovative platform for growing industry demands.”

“We are very pleased to close this transaction and look forward to capitalizing on the substantial operating and financial benefits we believe the combination will create. From here, we believe we are well positioned to pursue our acquisition strategy to drive transformation for future growth in the regulatory technology sector,” commented Scott Sozio, CEO of MTech. “We believe comprehensive, compliant, scalable technology solutions will underpin the industry’s rapid growth, and serve as a backbone for sustained success.”

Roger McNamee, Senior Advisor to the Akerna Board of Directors added, “Cannabis companies that want to be leaders are adopting MJ Platform, because it is the only ERP product with the technical foundation to support multi-line and multi-location operations. This transaction will enable MJ to better support customers manage high growth and complexity as the industry transitions from local to global scale.”

Upon the closing of the transaction, the former MJ Freeway equity holders exchanged their securities of MJ Freeway for securities of Akerna, and the former equity holders of MTech exchanged their securities of MTech for securities of Akerna. As a result the former MJ Freeway equity holders beneficially own approximately 62.7% of Akerna’s outstanding shares of common stock (including the shares held in escrow and unvested restricted shares); the former MTech stockholders beneficially own approximately 27.7% of Akerna’s outstanding common stock; and the investors in MTech’s previously-announced private placement that closed concurrently with the business combination beneficially own approximately 9.6% of Akerna’s outstanding shares of common stock. Legal counsel for the business combination was provided by Graubard Miller (MJ Freeway) and Ellenoff Grossman & Schole LLP (MTech).

In addition to her role as CEO, Billingsley also serves on the Akerna Board of Directors and is joined by senior leadership from MTech: Scott Sozio, Tahira Rehmatullah and Douglas Rothschild. The Board of Directors of Akerna also includes Emery Huang, Matt Kane, and Mark D. Iwanowski, who were formerly members of MJ Freeway’s Board of Directors. Roger McNamee, who served as senior advisor to MJ Freeway’s Board of Directors, will act as Senior Advisor to the Board of Directors of Akerna.

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Akerna Corp.

Akerna Corp. (NASDAQ: KERN) (“Akerna”) was created by the merger of MTech Acquisition Corp. and MJ Freeway LLC. Akerna is a regulatory compliance technology company in the cannabis space. The cornerstones of Akerna’s service offerings are MJ Platform® and Leaf Data Systems®, which are highly-versatile platforms that provide clients and government entities with a central data management system for tracking regulated cannabis products—from seed to product to shelf to customer—through the complete supply chain. Since establishment in 2010, the Company has tracked more than $15 billion in cannabis sales. As part of its business strategy, Akerna intends to grow through targeted, strategic acquisitions that are complementary to its current business and organically by accelerating its product development efforts. Akerna is based in Denver.

About MTech Acquisition Corp.

MTech Acquisition Corp. was a blank check company, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. MTech’s efforts to identify a prospective target business were not limited to a particular industry or geographic region, although MTech focused its search on companies ancillary to the cannabis industry, with a particular sector focus that included compliance, business intelligence, brand development, and media.

Executive Chairman Steven Van Dyke and CEO Scott Sozio provided MTech’s leadership.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include Akerna’s ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Akerna may be adversely affected by other economic, business, and/or competitive factors; Akerna’s ability to identify and integrate acquisitions and achieve expected synergies and operating efficiencies in connection with acquired businesses; and other risks and uncertainties indicated from time to time in the final prospectus of Akerna, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Akerna. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Akerna Media Contact

Jon Goldberg / McKenna Miller

KCSA Strategic Communications

(212) 896-1282 / (347) 487-6197

jgoldberg@kcsa.com / mmiller@kcsa.com

Investor Contact

Phil Carlson / Scott Eckstein

KCSA Strategic Communications

(212) 896-1233 / (212) 896-210

pcarlson@kcsa.com / seckstein@kcsa.com